UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by a Party other than the Registrant     ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Boston Scientific Corporation
(Name of Registrant as Specified in Its Charter)
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 10, 2011.
BOSTON SCIENTIFIC CORPORATION

BOSTON SCIENTIFIC CORPORATION
ONE BOSTON SCIENTIFIC PLACE
NATICK, MA 01760
Meeting Information
Meeting Type:         Annual Meeting
For holders as of:   March 18, 2011
Date: May 10, 2011      Time: 10:00 a.m. EDT

Location:	Bank of America Auditorium 100 Federal Street Boston, Massachusetts
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT               ANNUAL REPORT              FORM 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX   (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents or any documents relating to our future meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2011 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance and how to obtain directions to the meeting. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX   available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES.

1.	Proposal to elect 10 Director Nominees:

1a.	Katharine T. Bartlett

1b.	Bruce L. Byrnes

1c.	Nelda J. Connors

1d.	J. Raymond Elliott

1e.	Kristina M. Johnson

1f.	Ernest Mario

1g.	N.J. Nicholas, Jr.

1h.	Pete M. Nicholas

1i.	Uwe E. Reinhardt

1j.	John E. Sununu
The Board of Directors recommends a vote “For” Proposal 2.
2.	Advisory vote to approve Boston Scientific Corporation’s 2010 executive compensation.
The Board of Directors recommends a vote of “1 Year” on Proposal 3.

3.	Advisory vote to approve the frequency of holding an advisory vote on Boston Scientific Corporation’s executive compensation.

The Board of Directors recommends a vote “For” Proposals 4, 5 and 6.

4.	Proposal to approve Boston Scientific Corporation’s 2011 Long-Term Incentive Plan.

5.	Proposal to approve an amendment and restatement of Boston Scientific Corporation’s 2006 Global Employee Stock Ownership Plan.

6.	Proposal to ratify the appointment of Ernst & Young LLP as Boston Scientific Corporation’s independent registered public accounting firm for the 2011 fiscal year.

7.	In the discretion of the proxies, to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

M32127-PO7119